UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Bucyrus Overview November 16, 2010

Agenda Overview Business Summary Financial Highlights Revenue Growth Opportunities

2
Forward-Looking Statements
Certain statements made by us in this presentation that are not historical facts or that relate to our future plans, expectations, events or performance are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us.
Forward-looking statements involve a number of risks and
uncertainties including, but not limited to, the risks described under the heading “Risk Factors” in our 2009 Form 10-K filed with the Securities and Exchange Commission on March 1, 2010. All forward-looking statements are qualified by these risks and uncertainties. We undertake no obligation to update the information contained in any forward-looking statements unless required by law.

3 Product Portfolio One Source, Many Solutions for Mining Hydraulic Excavators & Rope Shovels Drills Trucks Consumables Highwall Miner Draglines Longwall Room & Pillar Belt Systems

747
BUCYRUS
8750
5'-10"
Man
8750
Avg. House
495HR
MT6300

4 Leading Supplier for the Surface Mining Industry 4

5 Global Footprint All around the world – just around the corner

6
2010 Indicative
$3,750 - $3,850
ADJUSTED EBITDA
SALES TOTAL BACKLOG
2010 Indicative
$675 - $700
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009 2010F
$358
$414
$677
$691
$699
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2006 2007 2008 2009
$1,745
$1.939
$3,075
$2,074
(US$ in millions)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2006 2007 2008 2009 2010F
$2,697
$3,104
$3,975
$3,802
$3,800
Financial Highlights
___________________________
These indicative ranges are not our forecasts or projections of our expected actual results for these metrics. Moreover, these indicative ranges are not related to, and do not replace, update or revise, our publicly disclosed guidance with respect to our expected ranges of 2010 Sales and 2010 Adjusted
EBITDA, as we only provide such guidance on our quarterly earnings calls. See EBITDA and Adjusted EBITDA Reconciliation in the Appendix.
Terex Mining

7
Sales Overview
Africa
6%
China
8%
Europe, Russia
& India
17%
South America
17%
N. America
32%
Australia / Asia
Pacific
20%
Copper
10%
Coal
66%
Iron Ore
13%
Oil Sands
2%
Other
9%
2009 Machine Sales by End Market 2009 Sales by Region
57%
57%
52%
43%
43%
48%
0% 20% 40% 60% 80% 100%
2007
2008
2009
Original Equipment Aftermarket
Pro forma data to include Terex Mining.

Thank you.

9
Appendix
EBITDA and Adjusted EBITDA Reconciliation
(US$ in millions)
Net earnings 308 $
Interest income (4)
Interest expense 71
Income tax expense 144
Depreciation and amortization 111
EBITDA 630
Non-cash stock compensation expense 9
Loss on disposal of fixed assets 2
Terex acquisition costs 19
Inventory fair value adjustment charged
  to cost of products sold 39
Adjusted EBITDA 699 $

BUCYRUS 1100 Milwaukee Avenue · P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.